                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints Andrew J. Donohue or Robert  G.  Zack,  and each of them,  his true and  lawful  attorneys-in-fact  and  agents,  with full  power of substitution  and  resubstitution,  for him and in his  capacity as Trustee or Director of  Oppenheimer  High Yield
Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any  post-effective amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same, with all exhibits thereto,  and other documents in connection  therewith,  with the Securities and Exchange  Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes  as he  might  or could  do in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of October, 2000.

------------------------------
Edward L. Cameron

                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that the undersigned  constitutes and appoints Andrew J. Donohue or Robert  G.  Zack,  and each of them,  his true and  lawful  attorneys-in-fact  and  agents,  with full  power of substitution  and  resubstitution,  for him and in his  capacity as Trustee or Director of  Oppenheimer  High Yield
Fund (the  "Fund"),  to sign on his  behalf  any and all  Registration  Statements  (including  any  post-effective amendments to  Registration  Statements)  under the Securities Act of 1933, the Investment  Company Act of 1940 and
any amendments and supplements  thereto, and other documents in connection  thereunder,  and to file the same, with all exhibits thereto,  and other documents in connection  therewith,  with the Securities and Exchange  Commission, granting  unto said  attorneys-in-fact  and agents,  and each of them,  full power and  authority to do and perform each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents  and  purposes  as he  might  or could  do in  person,  hereby  ratifying  and  confirming  all  that  said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 31st day of October, 2000.

------------------------------
F. William Marshall, Jr.

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes  and appoints Robert G. Zack and  Katherine  P. Feld his true and lawful  attorneys-in-fact  and  agents,  and each of them,  with full power of substitution and  resubstitution,  for him in his capacity as an Officer and  Trustee/Director  of Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income  Fund,  Oppenheimer  Capital  Income  Fund,  Oppenheimer  High Yield Fund,
Oppenheimer  International  Bond Fund,  Oppenheimer  Integrity  Funds,  Oppenheimer  Limited-Term  Government Fund,
Oppenheimer Main Street Funds, Inc.,  Oppenheimer Main Street  Opportunity Fund,  Oppenheimer Main Street Small Cap
Fund,  Oppenheimer  Municipal Fund,  Oppenheimer Real Asset Fund,  Oppenheimer Select Managers,  Oppenheimer Senior
Floating Rate Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Total Return Fund, Inc.,  Oppenheimer Variable
Account  Funds and  Panorama  Series  Fund,  Inc.  (the  "Funds"),  to sign on his behalf any and all  Registration
Statements (including any post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and supplements  thereto,  and other documents in connection thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorneys-in-fact  and agents, and each of them, full power and  authority  to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated:   October 23, 2001

/s/ John Murphy
-----------------------
John Murphy